UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21184

Name of Fund: BlackRock Florida Municipal 2020 Term Trust (BFO)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Florida Municipal 2020 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal 2020 Term Trust (BKK)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended June 30, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility created by the coronavirus pandemic. Early in the period, consistently strong performance was driven by a favorable technical backdrop. However, as the economy shut down to stem the spread of the coronavirus, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March 2020, before rebounding on valuation-based buying (For comparison, the -11.86% correction in 2008 spanned more than a month.) As federal authorities stepped in to provide stimulus, passing the CARES Act and creating the Municipal Lending Facility, the market stabilized. Strong performance returned late in the period alongside the re-opening of the economy in May and June 2020.

Similarly, strong technical support during most of the period temporarily waned as coronavirus fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended June 30, 2020, municipal bond funds experienced net inflows totaling $38 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was elevated at $433 billion but slowed materially during the height of pandemic as market liquidity became constrained amid the flight to quality.	S&P Municipal Bond Index
Total Returns as of June 30, 2020
6 months: 1.97%
12 months: 4.23%

A Closer Look at Yields

From June 30, 2019 to June 30, 2020, yields on AAA-rated 30-year municipal bonds decreased by 68 basis points (“bps”) from 2.31% to 1.63%, while ten-year rates decreased by 73 bps from 1.63% to 0.90% and five-year rates decreased by 90 bps from 1.31% to 0.41% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 30 bps, led by 25 bps of steepening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. Relative valuations, which had been broadly stretched since the passage of tax reform, reset to attractive levels not seen since 2008. This resulted in increased participation from crossover investors in a market that has mainly been driven by retail over the past few years.

Financial Conditions of Municipal Issuers

The coronavirus pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. However, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and federal support may be insufficient, requiring issuers to draw down reserves and/or borrow to meet financial obligations. Critical providers (safety net hospitals, mass transit, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from double-A to a still-strong single-A rating. As a result, BlackRock advocates careful credit selection and anticipate increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of June 30, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020	BlackRock Florida Municipal 2020 Term Trust

Investment Objective

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax and to return $15.00 per Common Share (the initial offering price per share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $15.00 per share. It is not anticipated that the Trust will achieve its investment objective of returning $15.00 per Common Share on or about December 31, 2020.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of June 30, 2020 ($14.76)(a)	0.20%
Tax Equivalent Yield(b)	0.34%
Current Monthly Distribution per Common Share(c)	$0.0025
Current Annualized Distribution per Common Share(c)	$0.0300

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$14.76	$14.47	2.00%	$14.82	$14.06
Net Asset Value	14.82	14.60	1.51	14.82	14.60

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of June 30, 2020 (continued)	BlackRock Florida Municipal 2020 Term Trust

Performance

Returns for the six-month period ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BFO(a)(b)	2.11%	1.61%
Lipper Other States Municipal Debt Funds(c)	(1.50)	0.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust’s NAV was below $15.00 per Common Share on June 30, 2020. It is not anticipated that the Trust will achieve its investment objective of returning $15.00 per Common Share on or about December 31, 2020.

The Trust is scheduled to mature on or about December 31, 2020, so its holdings consist of short-term securities with low sensitivity to market movements. As a result, income accounted for the majority of the Trust’s return.

All sectors contributed to performance with the exception of health care, led by utilities and development districts. From a credit rating perspective, AA rated issues delivered the best returns. Conversely, the negative amortization of premiums on seasoned bonds was a drag on performance. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

Since the Trust is preparing to wind down ahead of its liquidation at the end of 2020, the proceeds of maturing bonds were largely reinvested in cash and cash equivalents.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	06/30/20	12/31/19
Health	25%	25%
Utilities	24	21
Transportation	16	18
County/City/Special District/School District	16	14
State	8	9
Education	7	5
Corporate	3	7
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	81%

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/20	12/31/19
AAA/Aaa	9%	5%
AA/Aa	61	55
A	20	25
BBB/Baa(b)	—	—
BB/Ba	1	1
B	—	—	(b)
N/R(c)	9	14

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2020 and December 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 0% and 2% of the Trust’s total investments, respectively.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020	BlackRock Municipal 2020 Term Trust

Investment Objective

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and to return $15.00 per Common Share (the initial public offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $15.00 per share.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of June 30, 2020 ($15.02)(a)	0.80%
Tax Equivalent Yield(b)	1.35%
Current Monthly Distribution per Common Share(c)	$0.0100
Current Annualized Distribution per Common Share(c)	$0.1200

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$15.02	$14.89	0.87%	$15.03	$13.50
Net Asset Value	15.09	15.08	0.07	15.16	14.94

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	7

Trust Summary as of June 30, 2020 (continued)	BlackRock Municipal 2020 Term Trust

Performance

Returns for the six-month period ended June 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BKK(a)(b)	1.28%	0.47%
Lipper Intermediate Municipal Debt Funds(c)	0.34	0.52

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

The Trust is scheduled to mature on or near December 31, 2020, so its holdings consist of short-term securities with low sensitivity to market movements. As a result, income accounted for the majority of the Trust’s return.

All sectors contributed to performance with the exception of health care, led by the state tax-backed and corporate-backed sectors. From a credit rating perspective, AA and A rated issues delivered the best returns. Conversely, the negative amortization of premiums on seasoned bonds was a drag on performance. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

Since the Trust is preparing to wind down the portfolio ahead of its liquidation at the end of 2020, cash and cash equivalents made up a large percentage of its holdings at the close of the period. The cash position encompassed money market eligible securities, i.e., commercial paper, variable rate demand notes and weekly put bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	06/30/20	12/31/19
State	17%	18%
County/City/Special District/School District	17	10
Utilities	14	17
Education	14	9
Health	11	11
Transportation	9	19
Corporate	10	7
Housing	8	4
Tobacco	—	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	84%
2021	6
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	06/30/20	12/31/19
AAA/Aaa	17%	3%
AA/Aa	47	35
A	17	33
BBB/Baa	12	16
BB/Ba	2	6
B/B	4	—
N/R(b)	4	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2020 and December 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 0% and 1% of the Trust’s total investments, respectively.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 87.4%

Florida — 68.1%

Corporate — 2.6%
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	$2,000	$2,022,760

County/City/Special District/School District — 10.9%
City of Jacksonville Florida, RB, Series B, 5.00%, 10/01/20	760	768,497
City of Jacksonville Florida, Refunding RB, Brooks Rehabilitation Project, 5.00%, 11/01/20	400	405,312
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 07/01/20	2,000	2,000,240
County of Indian River School Board, COP, Refunding, Series A, 5.00%, 07/01/20	1,000	1,000,110
County of Palm Beach School District, COP, Refunding Series B, 5.00%, 08/01/20	3,000	3,011,040
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 05/01/13(a)	2,425	1,358,000

		8,543,199

Education — 1.9%
County of Volusia School Board, COP, Refunding Series A (BAM), 5.00%, 08/01/20	350	351,218
Florida Atlantic University Traffic and Parking Services Revenue, Refunding RB, Series A, 5.00%, 07/01/20	1,150	1,150,149

		1,501,367

Health — 17.8%
City of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/20	2,250	2,260,598
County of Highlands Florida Health Facilities Authority, Refunding RB, VRDN, Adventist Health System, 0.11%, 11/15/33(b)	4,300	4,300,000
County of Orange Florida Health Facilities Authority, RB, VRDN, Series C-1, 0.10%, 01/01/39(b)	1,250	1,250,000
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 4.00%, 11/15/20	2,000	2,010,560
Baptist Health South Florida Obligated Group, 5.00%, 08/15/20	335	336,564
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 07/01/20(c)	1,285	1,285,167
County of Sarasota Public Hospital District, Refunding RB, VRDN, Sarasota Memorial Hospital, Series B, 0.09%, 07/01/37(b)	2,375	2,375,000
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center of Florida, 5.00%, 11/15/20	150	151,980

		13,969,869

State — 6.8%
Florida Municipal Loan Council, RB, Series D (AGM), 4.00%, 10/01/20	1,105	1,114,558
Florida Municipal Loan Council, Refunding RB, Series B-2 (GTD), 4.00%, 10/01/20	655	661,052
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 07/01/20	3,000	3,000,360
State of Sunshine Governmental Financing Commission, RB, VRDN, Miami-Dade County Program, Series A (Suntrust Bank LOC), 0.14%, 09/01/35(b)	600	600,000

		5,375,970

Transportation — 12.3%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	870,398

Security	Par (000)	Value

Transportation (continued)
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT:
5.00%, 09/01/20(c)	$1,670	$1,681,907
5.00%, 09/01/20	830	834,324
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,387,182
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 07/01/20	1,500	1,500,150
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 07/01/20	550	550,055
County of Miami-Dade Seaport Department, ARB, VRDN, Series A, 0.12%, 10/01/50(b)	1,700	1,700,000
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,142,340

		9,666,356

Utilities — 15.8%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 09/01/20	2,970	2,993,671
City of Miami Beach Florida, RB, 5.00%, 09/01/20	250	251,390
City of North Miami Florida Beach Water Revenue, Refunding RB, 5.00%, 08/01/20	1,200	1,204,656
County of Escambia Florida, RB, Gulf Power Co. Project, 1.80%, 04/01/39(b)	925	930,217
County of Palm Beach Florida, RB, VRDN, 0.13%, 07/01/32(b)	935	935,000
Florida Governmental Utility Authority, Refunding RB:
Lehigh Utility (AGM), 5.00%, 10/01/20	635	642,271
Lehigh Utility System (AGM), 4.00%, 10/01/20	500	504,495
Florida Municipal Power Agency, RB, Requirement Power Supply Project, Series B, 5.00%, 10/01/20	500	505,855
Orlando Florida Utilities Commission, RB, VRDN, Series 2, 0.13%, 10/01/33(b)	3,200	3,200,000
Orlando Florida Utilities Commission, Refunding RB, VRDN, Series B (TD Bank NA SBPA), 0.13%, 10/01/39(b)	1,300	1,300,000

		12,467,555

Total Municipal Bonds in Florida		53,547,076

Connecticut — 2.6%

Utilities — 2.6%
Connecticut Housing Finance Authority, Refunding RB, VRDN, S/F, Housing Mortgage Finance Program, Series A-3, 0.12%, 05/15/50(b)	2,000	2,000,000

Guam — 0.5%

Utilities — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 07/01/20	100	100,010
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	312,908

Total Municipal Bonds in Guam		412,918

Iowa — 1.8%

Health — 1.8%
Iowa Finance Authority, Refunding RB, VRDN, Unity Point Health, Series D, 0.10%, 12/01/41(b)	1,375	1,375,000

Maryland — 2.6%

Education — 2.6%
Maryland Health & Higher Educational Facilities Authority, RB, VRDN, Anne Arundel Health System Issue, Series B, 0.14%, 07/01/43(b)	2,050	2,050,000

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 1.9%

Education — 1.9%
University of Massachusetts Building Authority, Refunding RB, VRDN, Series 1, 0.09%, 11/01/34(b)	$1,495	$1,495,000

Nevada — 0.6%

Housing — 0.6%
Nevada Housing Division, RB, S/F Housing, VRDN, Series C (Ginnie Mae, Fannie Mae & Freddie Mac), 1.20%, 10/01/51(b)	500	500,225

New York — 3.2%

Transportation — 1.3%
County of Suffolk New York, GO, Transportation, Series I, 2.50%, 07/23/20	1,000	1,000,850

Utilities — 1.9%
State of New York Urban Development Corp., Refunding RB, VRDN, State Personal Income Tax, Series A-3, 0.14%, 03/15/33(b)	1,500	1,500,000

Total Municipal Bonds in New York		2,500,850

Ohio — 2.6%

Health — 2.6%
County of Franklin Ohio, Refunding RB, VRDN, Series A, 0.12%, 11/15/41(b)	2,000	2,000,000

Texas — 0.6%

Transportation — 0.6%
City of Houston Texas Airport System Revenue, Refunding RB, Series B-2, AMT, 5.00%, 07/15/20(c)	500	500,825

Security	Par (000)	Value

Washington — 2.9%

County/City/Special District/School District — 2.9%
State of Washington Housing Finance Commission, Refunding RB, VRDN, Panorama Project, 0.10%, 04/01/43(b)	$2,300	$2,300,000

Total Municipal Bonds — 87.4% (Cost — $69,680,733)		68,681,894

	Shares

Short-Term Securities — 11.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(d)(e)	9,240,332	9,242,180

Total Short-Term Securities — 11.7% (Cost — $9,242,507)		9,242,180

Total Investments — 99.1% (Cost — $78,923,240)		77,924,074

Other Assets Less Liabilities — 0.9%		682,191

Net Assets Applicable to Common Shares — 100.0%		$78,606,265

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Annualized 7-day yield as of period end.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,477,038	4,763,294	(b)	—	9,240,332	$9,242,180	$14,973	$(4,720)	$(333)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased/(sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$67,323,894	$1,358,000	$68,681,894
Short-Term Securities	9,242,180	—	—	9,242,180

	$9,242,180	$67,323,894	$1,358,000	$77,924,074

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Florida Municipal 2020 Term Trust (BFO)

Fair Value Hierarchy as of Period End (continued)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Municipal Bonds
Assets:
Opening balance, as of December 31, 2019	$1,206,438
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	151,562
Purchases	—
Sales	—

Closing balance, as of June 30, 2020	$1,358,000

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(b)	$151,562

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)
Assets:
Municipal Bonds	$1,358,000	Market	Discount Rate	20%

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) June 30, 2020	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 92.5%

Alabama — 0.1%
Tuscaloosa City Board of Education, RB, 5.00%, 08/01/20	$225	$225,853

Alaska — 1.9%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 01/01/21	3,200	3,271,136
Series C, 5.00%, 01/01/21	2,500	2,555,575

		5,826,711

Arizona — 1.2%
Arizona Health Facilities Authority, Refunding RB, Series F, VRDN, 0.11%, 01/01/29(a)	1,365	1,365,000
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 07/01/20	1,300	1,300,156
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/20	1,000	1,015,820

		3,680,976

California — 0.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 08/15/22(b)	815	819,670
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,110,290

		1,929,960

Colorado — 0.9%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding:
Series A, 5.00%, 12/01/20	690	703,724
Series B, 5.00%, 12/01/20	1,335	1,361,553
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project, 4.00%, 08/15/20	150	150,453
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 4.00%, 12/01/20(c)	580	588,926

		2,804,656

Florida — 1.8%
County of Escambia Florida, RB, Gulf Power Co. Project, 1.80%, 04/01/39(a)	2,500	2,514,100
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,387,182
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 07/01/20	500	500,050
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 05/01/13(d)	2,597	1,246,679

		5,648,011

Georgia — 3.3%
Development Authority of Monroe County, Refunding RB, Series B, VRDN, 0.15%, 01/01/36(a)	10,000	10,000,000

Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 07/01/20	250	250,025
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,201,162

		1,451,187

Hawaii — 0.5%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui, 5.00%, 11/15/20	1,440	1,455,941

Illinois — 6.2%
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	960	962,438

Security	Par (000)	Value

Illinois (continued)
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	$1,000	$1,020,310
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 06/15/22(e)	13,455	12,807,546
State of Illinois, GO, 5.00%, 07/01/20	4,055	4,055,243

		18,845,537

Indiana — 1.6%
Indiana Finance Authority, Refunding RB, VRDN, 0.10%, 11/15/33(a)	3,615	3,615,000
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 01/01/21	600	613,554
Northern Indiana Commuter Transportation District, RB, 5.00%, 07/01/20	620	620,068

		4,848,622

Kansas — 0.3%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20(e)	1,035	1,032,671

Kentucky — 1.5%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A(c):
3.50%, 12/01/20	2,115	2,142,728
5.00%, 12/01/20	1,430	1,457,613
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project, 0.00%, 07/01/20(e)	1,000	999,940

		4,600,281

Louisiana — 2.8%
Louisiana Public Facilities Authority, RB, VRDN(a):
Series A, 0.14%, 08/01/49	2,940	2,940,000
Air Products & Chemicals Project, 0.14%, 08/01/50	5,500	5,500,000

		8,440,000

Maryland — 0.6%
County of Anne Arundel Maryland Consolidated Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester & Farmington Village Project, 5.00%, 07/01/20	500	500,065
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 5.50%, 01/01/21(c)	1,335	1,369,563

		1,869,628

Massachusetts — 6.2%
Massachusetts Bay Transportation Authority, Refunding RB, VRDN, General Transportation System, Series A-1, 0.14%, 03/01/30(a)	9,040	9,040,000
University of Massachusetts Building Authority, Refunding RB, VRDN, Series 1, 0.13%, 11/01/34(a)	10,000	10,000,000

		19,040,000

Michigan — 5.5%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 09/01/20	1,500	1,503,480
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 07/01/20	1,000	1,000,090
Michigan Finance Authority, Refunding RB, Student Loan, Series 25-A, AMT, 5.00%, 11/01/20	1,800	1,818,702
Michigan State University, RB, VRDN (Royal bank of Canada LOC), 0.15%, 02/15/34(a)	10,000	10,000,000
Saginaw Valley State University, Refunding RB, General, Series A, 5.00%, 07/01/20	1,000	1,000,080

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	$325	$329,397
Series 2-A, 4.00%, 10/15/20	1,205	1,217,858

		16,869,607

Minnesota — 4.0%
Hennepin County, GO, Refunding Series B, VRDN, 0.12%, 12/01/38(a)	4,840	4,840,000
Minnesota Housing Finance Agency, Refunding RB, VRDN, S/F, Residential Housing Finance (Ginnie Mae, Fannie Mae & Freddie Mac), 0.13%, 01/01/42(a)	7,500	7,500,000

		12,340,000

Missouri — 1.2%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 09/01/20	3,000	3,019,770
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	507,500

		3,527,270

Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/20	3,500	3,521,735

Nevada — 2.4%
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 08/01/20	980	983,420
County of Clark Nevada Department of Aviation, Refunding ARB, Las Vegas McCarran International Airport, Series B, 5.00%, 07/01/20	1,000	1,000,100
Nevada Housing Division, RB, S/F Housing, VRDN, Series C (Ginnie Mae, Fannie Mae & Freddie Mac), 1.20%, 10/01/51(a)	1,500	1,500,675
Washoe County School District, GO, School Improvement, Series C, 5.00%, 10/01/20	3,695	3,735,239

		7,219,434

New Jersey — 4.4%
County of Atlantic New Jersey, GO, Refunding, (BAM), 3.00%, 10/01/20	2,740	2,757,509
Garden State Preservation Trust, Refunding RB, Series C (AGM), 5.25%, 11/01/20	1,500	1,519,395
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 07/01/20	250	250,022
New Jersey EDA, Refunding RB, School Facilities:
Series GG, 5.00%, 09/01/22	2,000	2,035,440
Series K (AGC), 5.25%, 12/15/20	3,150	3,200,400
New Jersey Educational Facilities Authority, Refunding RB, Seton Hall University, Series D, 5.00%, 07/01/20	650	650,052
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT, 5.00%, 12/01/20	2,900	2,937,555

		13,350,373

New York — 10.4%
Battery Park City Authority, Refunding RB, VRDN, 0.12%, 11/01/38(a)	10,000	10,000,000
City of New York, GO, VRDN, 0.15%, 03/01/44(a)	6,750	6,750,000
City of New York New York, GO, Fiscal 2017, Sub Series A-4, 0.13%, 08/01/44(a)	1,300	1,300,000
City of New York New York, GO, VRDN, Series A-4 (Bank of Tokyo-Mitsubishi UFJ Ltd. SBPA), 0.11%, 08/01/38(a)	1,000	1,000,000
City of New York Water & Sewer System, Refunding RB, VRDN, 2nd General Resolution, Series 2008-BB-1, 0.13%, 06/15/36(a)	6,000	6,000,000

Security	Par (000)	Value

New York (continued)
County of Suffolk New York, GO, Transportation, Series I, 2.50%, 07/23/20	$3,000	$3,002,550
New York State Urban Development Corp., Refunding RB, Series A-3 (JPMorgan Chase Bank NA SBPA), 0.12%, 03/15/33(a)	3,245	3,245,000
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	535	542,394

		31,839,944

Pennsylvania — 5.0%
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services, Series A, 4.00%, 12/01/20	870	868,216
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, AMT, Series B, 5.00%, 07/01/20	1,450	1,450,145
Commonwealth of Pennsylvania, GO, Refunding, First Series, 5.00%, 08/15/20	1,000	1,005,370
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement Project, 5.00%, 12/31/20	3,830	3,893,195
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,198,446
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 4.00%, 10/01/20(c)	610	615,520
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
University Properties, Inc., 4.00%, 07/01/20	450	450,014
Widener University, 5.00%, 07/15/20	600	600,684
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 115A, AMT, 2.65%, 10/01/20	435	436,888
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 07/01/20	1,500	1,500,180
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 07/15/20	995	996,532
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/20	350	353,371
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project, 4.00%, 07/01/20	465	464,991
Westmoreland County Municipal Authority, Refunding RB (BAM):
3.00%, 08/15/20	110	110,274
5.00%, 08/15/20	355	356,729

		15,300,555

Rhode Island — 1.3%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	3,900,089

South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 07/01/20	2,000	2,000,260

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb Revenue Project, Series A, 5.00%, 10/01/20	325	327,581

Texas — 14.3%
Central Texas Turnpike System, RB, CAB(e):
(AMBAC), 0.00%, 08/15/21(c)	1,825	1,817,536
Series A (AMBAC), 0.00%, 08/15/21	6,165	6,123,325

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding RB:
Series B-2, AMT, 5.00%, 07/15/20(c)	$3,000	$3,004,950
Subordinate Lien, Series B, 5.00%, 07/01/20	250	250,027
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 07/01/20	5,000	5,000,550
City of Houston TX Combined Utility System Revenue, Refunding RB, VRDN, 0.12%, 05/15/34(a)	9,100	9,100,000
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	3,727,742
State of Texas, GO, VRDN, 0.21%, 06/01/44(a)	9,625	9,625,000
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,059,750

		43,708,880

Utah — 3.3%
County of Weber Utah, RB, VRDN, IHC Health Service, Inc., Series A, 0.12%, 02/15/31(a)	10,000	10,000,000

Virginia — 3.1%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,032,680
County of Loudoun Virginia IDA, RB, VRDN, Howard Hughes Medical Institute Issue, Series F, 0.17%, 02/15/38(a)	2,515	2,515,000
Loudoun County Economic Development Authority, RB, Series A, VRDN, 0.12%, 02/15/38(a)	3,000	3,000,000
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 07/01/20	1,500	1,500,180
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A, 5.00%, 07/01/20(f)	335	335,007

		9,382,867

Washington — 5.6%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	2,676,135
King County, GO, Refunding Series B, VRDN, 0.17%, 01/01/46(a)	10,000	10,000,000
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	252,677
5.00%, 10/01/42(a)	4,000	4,214,520

		17,143,332

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, ThedaCare, Inc., 5.00%, 12/15/20	250	254,435

Total Long-Term Investments — 92.5% (Cost — $281,897,019)		282,386,396

Security	Par (000)	Value

Short-Term Securities — 7.1%

Commercial Paper — 6.4%
City of Garland Texas, 0.23%, 09/14/20	$2,700	$2,700,000
City of Memphis Tennessee, 0.24%, 08/06/20	6,000	6,000,426
North East Independent School District, 1.06%, 07/14/20	3,000	3,001,023
State of California Department of Water Resources, 0.18%, 07/08/20	5,000	5,000,033
University of Texas, 0.26%, 08/03/20	3,000	3,000,195

Total Commercial Paper — 6.4% (Cost — $19,700,000)		19,701,677

	Shares

Money Market Fund — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.04%(g)(h)	2,119,985	2,120,409

Total Money Market Fund — 0.7% (Cost — $2,120,304)		2,120,409

Total Short-Term Securities — 7.1% (Cost — $21,820,304)		21,822,086

Total Investments — 99.6% (Cost — $303,717,323)		304,208,482

Other Assets Less Liabilities — 0.4%		1,205,010

Net Assets Applicable to Common Shares — 100.0%		$305,413,492

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Zero-coupon bond.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Annualized 7-day yield as of period end.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	22,114,990	—	(19,995,005	)(b)	2,119,985	$2,120,409	$75,707	$(15,131)	$41

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Municipal 2020 Term Trust (BKK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$281,139,717	$1,246,679	$282,386,396
Short-Term Securities	2,120,409	19,701,677	—	21,822,086

Total	$2,120,409	$300,841,394	$1,246,679	$304,208,482

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BFO	BKK

ASSETS
Investments at value — unaffiliated(a)	$68,681,894	$302,088,073
Investments at value — affiliated(b)	9,242,180	2,120,409
Receivables:
Investments sold	1,175,000	—
Dividends — affiliated	143	170
Interest — unaffiliated	664,405	1,654,847
From the Manager	683	—
Prepaid expenses	4,327	—

Total assets	79,768,632	305,863,499

LIABILITIES
Bank overdraft	11,972	652
Payables:
Investments purchased	1,000,000	—
Accounting services fees	—	29,260
Capital shares redeemed	97,172	—
Income dividend distributions	13,287	202,366
Investment advisory fees	—	123,834
Directors’ and Officer’s fees	10,300	46,837
Other accrued expenses	29,636	47,058

Total liabilities	1,162,367	450,007

NET ASSETS	$78,606,265	$305,413,492

NET ASSETS CONSIST OF
Paid-in capital(c)	$77,045,659	$296,901,576
Accumulated earnings	1,560,606	8,511,916

NET ASSETS	$78,606,265	$305,413,492

Net asset value	$14.82	$15.09

(a) Investments at cost — unaffiliated	$69,680,733	$301,597,019
(b) Investments at cost — affiliated	$9,242,507	$2,120,304
(c) Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$5,304,586	$20,236,628

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BFO	BKK

INVESTMENT INCOME
Interest — unaffiliated	$1,410,291	$4,205,642
Dividends — affiliated	14,973	75,707

Total investment income	1,425,264	4,281,349

EXPENSES
Investment advisory	197,531	758,806
Professional	16,502	19,340
Accounting services	12,211	29,262
Transfer agent	7,174	12,474
Registration	4,443	4,443
Printing	1,931	1,350
Directors and Officer	1,661	3,140
Custodian	824	1,808
Miscellaneous	2,590	2,321

Total expenses	244,867	832,944
Less fees waived and/or reimbursed by the Manager	(200,934)	(10,984)

Total expenses after fees waived and/or reimbursed	43,933	821,960

Net investment income	1,381,331	3,459,389

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(4,720)	(15,131)
Investments — unaffiliated	127,490	(68,326)

	122,770	(83,457)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(333)	41
Investments — unaffiliated	(287,183)	(1,842,511)

	(287,516)	(1,842,470)

Net realized and unrealized loss	(164,746)	(1,925,927)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,216,585	$1,533,462

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BFO		BKK
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,381,331	$1,711,134	$3,459,389	$7,244,647
Net realized gain	122,770	240,193	(83,457)	(10,146)
Net change in unrealized appreciation (depreciation)	(287,516)	(552,955)	(1,842,470)	(688,724)

Net increase in net assets resulting from operations	1,216,585	1,398,372	1,533,462	6,545,777

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(80,894)	(1,396,465)	(1,214,198)	(7,358,038)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,434,638)	(1,295,031)	—	—

NET ASSETS
Total decrease in net assets	(1,298,947)	(1,293,124)	319,264	(812,261)
Beginning of period	79,905,212	81,198,336	305,094,228	305,906,489

End of period	$78,606,265	$79,905,212	$305,413,492	$305,094,228

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BFO
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31, 2019		Period from 08/01/18 to 12/31/18		Year Ended July 31,
							2018		2017		2016		2015

Net asset value, beginning of period	$14.60		$14.60		$14.71		$15.05		$15.50		$15.37		$15.42

Net investment income(a)	0.27		0.31		0.11		0.31		0.37		0.46		0.42
Net realized and unrealized gain (loss)	(0.03)		(0.06)		(0.09)		(0.32)		(0.40)		0.05		(0.03)
Distributions to AMPS Shareholders from net investment income	—		—		—		—		—		—		(0.00	)(b)

Net increase (decrease) from investment operations	0.24		0.25		0.02		(0.01)		(0.03)		0.51		0.39

Distributions to Common Shareholders from net investment income(c)	(0.02)		(0.25)		(0.13)		(0.33)		(0.42)		(0.38)		(0.44)

Net asset value, end of period	$14.82		$14.60		$14.60		$14.71		$15.05		$15.50		$15.37

Market price, end of period	$14.76		$14.47		$14.04		$14.21		$15.05		$15.21		$14.82

Total Return Applicable to Common Shareholders(d)
Based on net asset value	1.61	%(e)	1.76%		0.17	%(e)	(0.02)%		(0.20)%		3.41%		2.59%

Based on market price	2.11	%(e)	4.88%		(0.29	)%(e)	(3.42)%		1.70%		5.24%		0.62%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.62	%(f)(g)	0.68%		0.63	%(f)(g)(h)	0.65	%(g)	0.64%		0.64%		0.68	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.11	%(f)(g)	0.18%		0.63	%(f)(g)(h)	0.65	%(g)	0.64%		0.64%		0.68	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(j)	0.11	%(f)(g)	0.18	%(k)	0.63	%(f)(g)(h)(k)	0.65	%(g)(k)	0.64	%(k)	0.64	%(k)	0.68	%(i)(k)

Net investment income	3.50	%(f)(g)	2.11%		1.76	%(f)(g)	2.10	%(g)	2.43%		3.00%		2.69	%(i)

Distributions to Preferred Shareholders	—%		—%		—%		—%		—%		—%		0.00%

Net investment income to Common Shareholders	3.50	%(f)(g)	2.11%		1.76	%(f)(g)	2.10	%(g)	2.43%		3.00%		2.69%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$78,606		$79,905		$81,198		$81,809		$83,683		$86,209		$85,510

Borrowings outstanding, end of period (000)	$—		$—		$—		$—		$—		$—		$134

Portfolio turnover rate	50%		20%		8%		16%		—%		7%		14%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31, 2019	Period from 08/01/18 to 12/31/18	Year Ended July 31,
				2018	2017	2016	2015
Investments in underlying funds	0.02%	—%	0.01%	0.01%	—%	—%	—%

(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Does not reflect the effect of distributions to Auction Market Preferred Shares (“AMPS”) Shareholders.
(j)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31, 2019	Period from 08/01/18 to 12/31/18	Year Ended July 31,
				2018	2017	2016	2015
Expense ratios	0.11%	0.18%	0.63%	0.65%	0.64%	0.64%	0.67%

(k)	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKK
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31, 2019		Period from 05/01/2018 to 12/31/2018		Year Ended April 30,
							2018		2017		2016		2015

Net asset value, beginning of period	$15.08		$15.12		$15.23		$15.60		$16.27		$16.30		$16.22

Net investment income(a)	0.17		0.36		0.27		0.44		0.55		0.57		0.61
Net realized and unrealized gain (loss)	(0.10)		(0.04)		(0.11)		(0.33)		(0.66)		(0.03)		0.14

Distributions to AMPS Shareholders:
Net investment income	—		—		—		(0.00	)(b)	(0.01)		(0.01)		(0.00	)(b)
Net realized gain	—		—		—		(0.00	)(b)	(0.00	)(b)	—		—

Net increase (decrease) from investment operations	0.07		0.32		0.16		0.11		(0.12)		0.53		0.75

Distributions to Common Shareholders(c)
From net investment income	(0.06)		(0.36)		(0.27)		(0.48)		(0.54)		(0.56)		(0.67)
From net realized gain	—		—		—		(0.00	)(b)	(0.01)		(0.00	)(b)	—

Total distributions	(0.06)		(0.36)		(0.27)		(0.48)		(0.55)		(0.56)		(0.67)

Net asset value, end of period	$15.09		$15.08		$15.12		$15.23		$15.60		$16.27		$16.30

Market price, end of period	$15.02		$14.89		$14.76		$15.16		$15.73		$16.14		$16.25

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.47	%(e)	2.17%		1.08	%(e)	0.76%		(0.78)%		3.39%		4.67%

Based on market price	1.28	%(e)	3.34%		(0.87	)%(e)	(0.54)%		0.85%		2.87%		1.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.55	%(f)(g)	0.58%		0.59	%(f)(h)	0.62	%(h)	0.67	%(i)	0.69	%(i)	0.72	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.54	%(f)(g)	0.57%		0.59	%(f)(h)	0.62	%(h)	0.67	%(i)	0.69	%(i)	0.72	%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(j)	0.54	%(f)(g)	0.57	%(k)	0.59	%(f)(h)(k)	0.60	%(h)(k)	0.65	%(i)(k)	0.68	%(i)(k)	0.71	%(i)(k)

Net investment income	2.28	%(f)(g)	2.37%		2.66	%(f)	2.81	%(h)	3.43	%(i)	3.54	%(i)	3.75	%(i)

Distributions to Preferred Shareholders	—%		—%		—%		0.02%		0.08%		0.03%		0.02%

Net investment income to Common Shareholders	2.28	%(f)	2.37%		2.66	%(f)	2.79%		3.35%		3.51%		3.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$305,413		$305,094		$305,906		$308,155		$315,759		$329,241		$329,810

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$—		$—		$—		$—		$11,328		$34,578		$53,700

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period (000)	$—		$—		$—		$—		$721,856		$263,065		$178,543

Borrowings outstanding, end of period (000)	$—		$—		$—		$—		$3,750		$3,750		$3,750

Portfolio turnover rate	36%		6%		8%		9%		8%		4%		11%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.02%.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.60%.
(i)	Does not reflect the effect of distributions to AMPS Shareholders.
(j)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31, 2019	Period from 05/01/2018 to 12/31/2018	Year Ended April 30,
				2018	2017	2016	2015
Expense ratios	0.54%	0.57%	0.59%	0.62%	0.64%	0.66%	0.69%

(k)	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued

Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations.

For the six months ended June 30, 2020, the Trusts did not hold TOB Trusts.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 0.50% of the average weekly value of each Trust’s managed assets.

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to BFO, the Manager voluntarily agreed to waive the entirety of its investment advisory fees. This voluntary waiver may be reduced or discontinued at any time without notice. For the six months ended June 30, 2020, the Manager waived $197,531 in investment advisory fees pursuant to this arrangement, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

	BFO	BKK
Amounts waived	$3,403	$10,984

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2020, there were no fees waived by the Manager pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BFO	$—	$1,503,787	$—
BKK	3,000,079	—	—

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	BFO	BKK
Purchases	$35,481,520	$117,170,000
Sales	37,089,443	93,175,141

7.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for the two years ended April 30, 2018 for BKK, the two years ended July 31, 2018 for BFO, the period ended December 31, 2018 and the year ended December 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2019, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BFO	BKK
$489,914	$1,061,541

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	BFO	BKK
Tax cost	$78,923,288	$303,717,654

Gross unrealized appreciation	$77,703	$1,847,603
Gross unrealized depreciation	(1,076,917)	(1,356,775)

Net unrealized appreciation (depreciation)	$(999,214)	$490,828

8.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that each Trust will achieve its investment objectives, including its investment objective of returning $15.00 per share. As each Trust approaches its scheduled termination date, it is expected that the maturity of each Trust’s portfolio securities will shorten, which is likely to reduce each Trust’s income and distributions to shareholders. BFO’s NAV was below $15.00 per Common Share on June 30, 2020. It is not anticipated that BFO will achieve its investment objective of returning $15.00 per Common Share on or about December 31, 2020.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

Concentration Risk: BFO invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s respective portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

9.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001.

On April 29, 2019, the Board of Trustees authorized BFO to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, BFO may repurchase up to 20% of its outstanding common shares, based on common shares outstanding on March 31, 2019, in open market transactions through the earlier of (i) November 30, 2020 or (ii) BFO’s adoption of a plan of termination, subject to certain conditions. There is no assurance that BFO will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in BFO’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	Shares	Amount
June 30, 2020	168,099	$2,434,638
December 31, 2019	89,443	1,295,031

For the six months ended June 30, 2020 and the year ended December 31, 2019 for BKK, shares issued and outstanding remained constant.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BFO	$0.002500	$0.002500
BKK	0.010000	0.010000

(a)	Net investment income dividend paid on August 3, 2020, to Common Shareholders of record on July 15, 2020.
(b)	Net investment income dividend declared on August 3, 2020, payable to shareholders of record August 14, 2020.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Boards of Trustees (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Florida Municipal 2020 Term Trust (“BFO”) and BlackRock Municipal 2020 Term Trust (“BKK” and together with BFO, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	27

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BFO ranked in the fourth quartile against its Performance Peer Composite. The Board noted that BlackRock believes that the Performance Peer Composite is an appropriate performance metric for BFO, and that BlackRock has explained its rationale for this belief to the Board. The Board noted that BFO has a targeted maturity, and that the Performance Peers generally do not have a similar targeted maturity.

The Board noted that for the one-, three- and five-year periods reported, BKK ranked in the third, third and fourth quartiles, respectively, against its Performance Peer Composite. The Board noted that BlackRock believes that the Performance Peer Composite is an appropriate performance metric for BKK, and that BlackRock has explained its rationale for this belief to the Board. The Board noted that BKK has a targeted maturity, and that the Performance Peers generally do not have a similar targeted maturity.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BFO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that BlackRock and the Board agreed to voluntarily waive the entirety of BFO’s advisory fee effective January 1, 2019.

The Board noted that BKK’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	29

Disclosure of Investment Advisory Agreements  (continued)

closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	31

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	33

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S/F	Single-Family

SBPA	Stand-by Bond Purchase Agreements

VRDN	Variable Rate Demand Notes

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

2020Term-6/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 – 31, 2020	1,765	$14.4274	17,695	233,131
February 1 – 29, 2020	8,253	$14.5512	8,253	224,878
March 1 – 31, 2020	53,929	$14.3799	53,929	170,949
April 1 – 30, 2020	58,078	$14.4694	58,078	112,871
May 1 – 31, 2020	17,078	$14.5954	17,078	95,793
June 1 – 30, 2020	13,066	$14.7303	13,066	82,727
Total:	168,099	$14.4734	13,066	82,727

1The Fund announced an open market share repurchase program on April 29, 2019 pursuant to which the Fund is authorized to repurchase, through the earlier of (i) November 30, 2020 or (ii) the Fund’s adoption of a plan of termination, up to 20% of its common shares based on common shares outstanding on March 31, 2019, in open market transactions, subject to certain conditions.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

2

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report.

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Florida Municipal 2020 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Florida Municipal 2020 Term Trust

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Florida Municipal 2020 Term Trust

Date:	September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Florida Municipal 2020 Term Trust

Date:	September 4, 2020

4